Exhibit 3.1 Certificate of Incorporation of Ci4net.com Inc., and all amendments thereto.



State of Delaware

Office of the Secretary of State

I, EDWARD J.FREEL, SECRETARY OF STATE OF THE DELAWARE, DO HEREBY
CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS
ON FILE OF "CI4NET.COM INC." AS RECEIVED AND FILED IN THIS
OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:
     CERTIFICATE OF INCORPORATION, FILED THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1995, AT 9 O'CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE NINTH DAY OF SEPTEMBER, A.D. 1996, AT 9 O'CLOCK A.M.
     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OVERSTREET BUSINESS SYSTEMS INC." TO "DISNET INC.", FILED THE SIXTH DAY OF NOVEMBER, A.D. 1996, AT 9 O'CLOCK A.M.
     CERTIFICATE OF RESIGNATION OF REGISTERED AGENT WITHOUT APPOINTMENT, FILED THE TENTH DAY OF DECEMBER, A.D. 1997 AT 9 O'CLOCK A.M.
     CERTIFICATE OF RENEWAL, FILED THE FOURTH DAY OF DECEMBER, A.D. 1998, AT 9 O'CLOCK A.M.
CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "DISENT INC." TO "LEISURE CONCEPTS INTERNATIONAL INC.", FILED THE FIFTEENTH DAY OF DECEMBER, A.D. 1998, AT 9 O'CLOCK A.D.


     _______Signed________________
     Edward J. Freel, Secretary of state

     AUTHENTICATION:     0298002
          DATE:     03-06-00

2577480  8100H
001112171
State of Delaware

Office of the Secretary of State

     CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "LEISURE CONCEPTS INTERNATIONAL INC." TO "CI4NET.COM INC.", FILED THE SECOND DAY OF DECEMBER, A.D. 1999, AT 9'OCLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE TENTH DAY OF DECEMBER, A.D. 1999, AT 9 O'CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE SEVENTH DAY OF JANUARY, A.D. 2000, AT 9 O'CLOCK A.M.
     CERTIFICATE OF AMENDMENT, FILED THE ELEVENTH DAY OF FEBRUARY, A.D. 2000, AT 3:15 O'CLOCK P.M.
     CERTIFICATE OF AMENDMENT, FILED THE TWENTY-FIFTH DAY OF FEBRUARY, A.D. 2000, AT 1 O'CLOCK P.M.










     _______Signed________________
     Edward J. Freel, Secretary of state

     AUTHENTICATION:     0298002
          DATE:     03-06-00

2577480  8100H
001112171